Net loss per common share	12 Months Ended
Dec. 31, 2022
Net loss per common share
Net loss per common share
16.	Net loss per common share

The basic and diluted net loss per common share for the year ended December 31, 2022 was $1.26 (year ended December 31, 2021: $0.39).

The calculation of basic and diluted loss per share for the year ended December 31, 2022 was based on the loss attributable to common shareholders of $127,210 (year ended December 31, 2021 - loss of $34,075) and the weighted average number of common shares outstanding of 101,017,241 (year ended December 31, 2021 of 86,586,505). Diluted loss per share for each of the periods presented did not include the effect of RSU’s, stock options and warrants as they are anti-dilutive.